UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2007

KBS REAL ESTATE INVESTMENT TRUST, INC.

(Exact name of registrant specified in its charter)

Maryland	000-52606	20-2985918
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

620 Newport Center Drive, Suite 1300

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number, including area code: (949) 417-6500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On July 30, 2007, KBS Real Estate Investment Trust, Inc. (the “Company”) filed a Form 8-K dated July 16, 2007 with regard to the acquisition of a portfolio of nine distribution and office/warehouse properties containing 2.3 million rentable square feet located in six states (the “Opus National Industrial Portfolio”). The Company hereby amends the Form 8-K dated July 16, 2007, to provide the required financial information related to its acquisition of the Opus National Industrial Portfolio on July 25, 2007.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Real Estate Acquired

Opus National Industrial Portfolio

	Report of Independent Registered Public Accounting Firm	F-1

	Combined Statements of Revenues Over Certain Operating Expenses for the Three Months Ended March 31, 2007 (unaudited) and the Year Ended December 31, 2006	F-2

	Notes to Combined Statements of Revenues Over Certain Operating Expenses for the Three Months Ended March 31, 2007 (unaudited) and the Year Ended December 31, 2006	F-3

(b)	Pro Forma Financial Information

KBS Real Estate Investment Trust, Inc.

	Summary of Unaudited Pro Forma Financial Statements	F-5

	Unaudited Pro Forma Balance Sheet as of March 31, 2007	F-6

	Unaudited Pro Forma Statement of Operations for the Three Months Ended March 31, 2007	F-8

	Unaudited Pro Forma Statement of Operations for the Twelve Months Ended December 31, 2006	F-10

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS REAL ESTATE INVESTMENT TRUST, INC.

Dated: August 6, 2007	BY:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr. Chief Executive Officer

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

KBS Real Estate Investment Trust, Inc.

We have audited the accompanying combined statement of revenues over certain operating expenses of the Opus National Industrial Portfolio for the year ended December 31, 2006. This combined statement is the responsibility of the Opus National Industrial Portfolio’s management. Our responsibility is to express an opinion on the statement based on our audit.

We conducted our audit in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. We were not engaged to perform an audit of the Opus National Industrial Portfolio’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Opus National Industrial Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses, assessing the accounting principles used and significant estimates made by management, and evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the Opus National Industrial Portfolio’s revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the combined revenues and certain operating expenses, as described in Note 2, of the Opus National Industrial Portfolio for the year ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Irvine, California

June 27, 2007

OPUS NATIONAL INDUSTRIAL PORTFOLIO

COMBINED STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

For the Three Months Ended March 31, 2007 (unaudited)

and the Year Ended December 31, 2006

	Three Months Ended March 31, 2007	Year Ended December 31, 2006
	(unaudited)
Revenues:
Rental income	$2,074,300	$8,037,581
Tenant reimbursements	398,533	1,285,533
Parking revenues and other income	—	1,587

Total revenues	2,472,833	9,324,701

Expenses:
Real estate and other property-related taxes	249,778	873,207
Repairs and maintenance	91,379	279,872
Property management fees to affiliate	49,321	205,740
Utilities	30,586	107,650
General and administrative expenses	24,094	48,666

Total expenses	445,158	1,515,135

Revenues over certain operating expenses	$2,027,675	$7,809,566

See accompanying notes.

OPUS NATIONAL INDUSTRIAL PORTFOLIO

NOTES TO COMBINED STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

For the Three Months Ended March 31, 2007 (unaudited)

and the Year Ended December 31, 2006

1. DESCRIPTION OF REAL PROPERTY

On July 25, 2007, KBS Real Estate Investment Trust, Inc. (“KBS REIT”) acquired, through indirect wholly owned subsidiaries, a portfolio of nine distribution and office/warehouse properties, (the “Opus National Industrial Portfolio”) totaling approximately 2.3 million rentable square feet, and located in six states from Opus Real Estate VI Limited Partnership, MBS Arlington Limited Partnership, and OIRE Michigan, L.L.C., unaffiliated entities. Total consideration for the acquisition was $124.5 million plus closing costs.

KBS REIT is a Maryland corporation formed to acquire and manage a diverse portfolio of real estate assets. The primary type of properties KBS REIT may invest in include office, industrial and retail properties located in large metropolitan areas in the United States. KBS REIT also intends to make investments in mortgage loans and other real estate-related assets, including mezzanine debt, mortgage-backed securities and other similar structured finance instruments.

2. BASIS OF PRESENTATION

The accompanying combined statement of revenues over certain operating expenses has been prepared to comply with the rules and regulations of the Securities and Exchange Commission.

The Opus National Industrial Portfolio is not a legal entity and the accompanying statements are not representative of the actual operations for the periods presented, as certain revenues and expenses that may not be comparable to the revenues and expenses KBS REIT expects to incur in the future operations of the Opus National Industrial Portfolio have been excluded. Excluded items consist of interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of the Opus National Industrial Portfolio.

An audited combined statement of revenues over certain operating expenses is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) the Opus National Industrial Portfolio was acquired from an unaffiliated party and (ii) based on due diligence of the Opus National Industrial Portfolio by KBS REIT, management is not aware of any material factors relating to the Opus National Industrial Portfolio that would cause this financial information not to be necessarily indicative of future operating results.

3. SIGNIFICANT ACCOUNTING POLICIES

Rental Revenues

Minimum rent, including rental abatements and contractual fixed increases attributable to operating leases, is recognized on a straight-line basis over the term of the related lease and amounts expected to be received in later years are recorded as deferred rents. The adjustment to deferred rents increased revenue by approximately $922,564 for the year ended December 31, 2006 and increased revenue by approximately $196,987 for the three months ended March 31, 2007.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.

4. DESCRIPTION OF LEASING ARRANGEMENTS

As of December 31, 2006, the Opus National Industrial Portfolio was 98% leased under leases that expire at various dates through 2016. As of December 31, 2006, the current aggregate annual base rent for the tenants was approximately $8.2 million and the current weighted-average remaining lease term for the existing tenants is approximately 6.3 years.

OPUS NATIONAL INDUSTRIAL PORTFOLIO

NOTES TO COMBINED STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

For the Three Months Ended March 31, 2007 (unaudited)

and the Year Ended December 31, 2006 (continued)

5. FUTURE MINIMUM RENTAL RECEIPTS

As of December 31, 2006, future minimum rental receipts due under lease commitments for the years ending December 31 are as follows (in thousands):

2007	$8,136
2008	7,935
2009	7,855
2010	6,636
2011	5,001
Thereafter	11,835

$47,398

6. RELATED PARTY TRANSACTIONS

During 2006, the Opus National Industrial Portfolio was managed by an affiliate of the seller. Property management fees were included in the accompanying statement of revenues over certain operating expenses and totaled $205,740 for the year ended December 31, 2006.

7. INTERIM UNAUDITED FINANCIAL INFORMATION

The combined statement of revenues over certain operating expenses for the three months ended March 31, 2007 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the financial statement for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

KBS REAL ESTATE INVESTMENT TRUST, INC.

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

This pro forma information should be read in conjunction with the consolidated balance sheet of KBS Real Estate Investment Trust, Inc. (“KBS REIT”) as of December 31, 2006 and March 31, 2007, the related consolidated statements of operations, stockholders’ equity, and cash flows for the year ended December 31, 2006 and the three months ended March 31, 2007, and the notes thereto included in its annual report on Form 10-K for the year ended December 31, 2006 and its quarterly report on Form 10-Q for the three months ended March 31, 2007. In addition, this pro forma information should be read in conjunction with the statements of revenues over certain operating expenses and notes thereto of the Sabal Pavilion Building, the Plaza in Clayton Building, the Southpark Commerce Center II Buildings, the 825 University Avenue Building, the Midland Industrial Portfolio, the Crescent Green Buildings, the 625 Second Street Building, the Sabal VI Building, The Offices at Kensington, the Royal Ridge Building, the Bridgeway Technology Center, and the 9815 Goethe Road Building, included in KBS REIT’s prior filings with the Commission.

The following unaudited pro forma balance sheet as of March 31, 2007 has been prepared to give effect to the acquisitions of the Royal Ridge Building, the 9815 Goethe Road Building, the Bridgeway Technology Center, the Second Tribeca Mezzanine Loan, the Tribeca Senior Loan Participation, and the Opus National Industrial Portfolio, and the probable acquisitions of the One Madison Park Mezzanine Loan and the Preferred Stock in Petra, as if these assets were acquired on January 1, 2006. Other adjustments provided in the following unaudited pro forma balance sheet are comprised of certain pro forma financing-related activities, including additional borrowings due to acquisitions, which closed subsequent to March 31, 2007, and paydown of borrowings from additional offering proceeds which occurred subsequent to the pro forma balance sheet date.

The following unaudited pro forma statements of operations for year ended December 31, 2006 and the three months ended March 31, 2007, have been prepared to give effect to the acquisitions of the Sabal Pavilion Building, the First Tribeca Mezzanine Loan, the Plaza in Clayton Building, Southpark Commerce Center II Buildings, the 825 University Avenue Building, the Midland Industrial Portfolio, the Crescent Green Buildings, Sandmar Mezzanine Loan, 625 Second Street Building, Sabal VI Building, Park Central Mezzanine Loan, The Offices at Kensington, the Royal Ridge Building, the 9815 Goethe Road Building, the Bridgeway Technology Center, the Second Tribeca Mezzanine Loan, the Tribeca Senior Loan Participation, and the Opus National Industrial Portfolio, and the probable acquisitions of the One Madison Park Mezzanine Loan and the Preferred Stock in Petra, as if these assets were acquired on January 1, 2006.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisitions of the Sabal Pavilion Building, the First Tribeca Mezzanine Loan, the Plaza in Clayton Building, Southpark Commerce Center II Buildings, the 825 University Avenue Building, the Midland Industrial Portfolio, the Crescent Green Buildings, Sandmar Mezzanine Loan, 625 Second Street Building, Sabal VI Building, Park Central Mezzanine Loan, The Offices at Kensington, the Royal Ridge Building, the 9815 Goethe Road Building, the Bridgeway Technology Center, the Second Tribeca Mezzanine Loan, the Tribeca Senior Loan Participation, and the Opus National Industrial Portfolio, and the probable acquisitions of the One Madison Park Mezzanine Loan and the Preferred Stock in Petra been consummated as of January 1, 2006. In addition, the pro forma balance sheet includes pro forma allocations of the purchase prices of these assets based upon preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisitions. These allocations may be adjusted in the future upon finalization of these preliminary estimates.

KBS REAL ESTATE INVESTMENT TRUST, INC.

UNAUDITED PRO FORMA BALANCE SHEET

As of March 31, 2007

(in thousands, except share amounts)

		Pro Forma Adjustments
		Q2 2007 Acquisitions and Pending Acquisitions
	KBS Real Estate Investment Trust Historical (a)	Royal Ridge Building (b)		Bridgeway Technology Center (c)			9815 Goethe Road Building (d)			Opus National Industrial Portfolio (e)			Second Tribeca Mezzanine Loan (f)			Tribeca Senior Loan Participation (g)			One Madison Park Mezzanine Loan (h)			Preferred Stock in Petra (i)	Pro Forma Total March 31, 2007
Assets
Real estate:
Land	$37,119	$3,500	(j)	$11,299	(j	)	$2,043	(j	)	$22,314	(j	)	$—			$—			$—			$—	$76,275
Buildings and improvements, net	294,347	30,011	(j)	31,763	(j	)	13,632	(j	)	99,079	(j	)	—			—			—			—	468,832
Tenant origination and absorption costs, net	25,639	3,155	(j)	2,942	(j	)	1,548	(j	)	9,160	(j	)	—			—			—			—	42,444

Total real estate, net	357,105	36,666		46,004			17,223			130,553			—			—			—			—	587,551
Investment in preferred stock	—	—		—			—			—			—			—			—			45,000	45,000
Real estate loans receivable	37,742	—		—			—			—			31,224			23,535			21,000			—	113,501

Total real estate investments, net	394,847	36,666		46,004			17,223			130,553			31,224			23,535			21,000			45,000	746,052
Cash and cash equivalents	47,770	—		—			—			—			—			—			—			—	47,770
Rents and other receivables	1,527	—		—			—			—			—			—			—			—	1,527
Above-market leases, net	3,368	—		4,701	(j	)	—			384	(j	)	—			—			—			—	8,453
Deferred financing costs, prepaid and other assets	3,297	—		—			—			—			268	(k	)	232	(k	)	158	(k	)	—	3,955

Total assets	$450,809	$36,666		$50,705			$17,223			$130,937			$31,492			$23,767			$21,158			$45,000	$807,757

Liabilities and Stockholders’ Equity
Notes payable	$233,644	$—		$26,824			$—			$76,400			—			$—			$—			$—	$336,868
Accounts payable and accrued liabilities	4,213	—		—			—			—			—			—			—			—	4,213
Due to affiliates	3,041	—		—			—			—			—			—			—			—	3,041
Distributions payable	1,212	—		—			—			—			—			—			—			—	1,212
Below-market leases, net	6,749	3,283	(j)	317	(j	)	1,252	(j	)	3,367	(j	)	—			—			—			—	14,968
Other liabilities	983	—		—			—			—			—			—			—			—	983

Total liabilities	249,842	3,283		27,141			1,252			79,767			—			—			—			—	361,285
Commitments and contingencies
Redeemable stock	1,519	—		—			—			—			—			—			—			—	1,519
Stockholders’ equity:
Preferred stock, $.01 par value; 10,000,000 shares authorized no, shares issued and outstanding	—	—		—			—			—			—			—			—			—	—
Common stock, $.01 par value; 1,000,000,000 shares authorized, 11,309,222 shares issued and outstanding	237	38		27			18			58			35			27			24			51	515
Additional paid-in capital	207,526	33,345		23,537			15,953			51,112			31,457			23,740			21,134			44,949	452,753
Cumulative distributions and net loss	(8,315)	—		—			—			—			—			—			—			—	(8,315)

Total stockholders’ equity	199,448	33,383		23,564			15,971			51,170			31,492			23,767			21,158			45,000	444,953

Total liabilities and stockholders’ equity	$450,809	$36,666		$50,705			$17,223			$130,937			31,492			$23,767			$21,158			$45,000	$807,757

KBS REAL ESTATE INVESTMENT TRUST, INC.

NOTES TO UNAUDITED PRO FORMA BALANCE SHEET

As of March 31, 2007

(a)	Historical financial information derived from KBS REIT’s quarterly report on Form 10-Q as of March 31, 2007.

(b)	Represents the purchase price of the assets acquired by KBS REIT in connection with the acquisition of the Royal Ridge Building. The purchase price of approximately $33.4 million (including closing costs) was funded with net proceeds from the issuance of approximately 3,761,852 shares of stock from KBS REIT’s public offering.

(c)	Represents the purchase price of the assets acquired by KBS REIT in connection with the acquisition of the Bridgeway Technology Center. The purchase price of approximately $50.4 million (including closing costs) was funded with net proceeds from the issuance of approximately 2,655,438 shares of stock from KBS REIT’s public offering and a $26.8 million fixed rate loan.

(d)	Represents the purchase price of the assets acquired by KBS REIT in connection with the acquisition of the 9815 Goethe Road Building. The purchase price of approximately $16.0 million (including closing costs) was funded with net proceeds from the issuance of approximately 1,799,712 shares of stock from KBS REIT’s public offering.

(e)	Represents the purchase price of the assets acquired by KBS REIT in connection with the acquisition of the Opus National Industrial Portfolio. The purchase price of approximately $124.5 million (including closing costs) was funded with net proceeds from the issuance of approximately 5,766,433 shares of stock from KBS REIT’s public offering and an unsecured bridge loan facility of $76.4 million.

(f)	Represents the purchase price of the assets acquired by KBS REIT in connection with the acquisition of the Second Tribeca Mezzanine Loan. The purchase price of approximately $31.5 million (including closing costs) was funded with net proceeds from the issuance of approximately 3,548,809 shares of stock from KBS REIT’s public offering.

(g)	Represents the purchase price of the assets acquired by KBS REIT in connection with the acquisition of the Tribeca Senior Loan Participation. The purchase price of approximately $23.8 million (including closing costs) was funded with net proceeds from the issuance of approximately 2,678,271 shares of stock from KBS REIT’s public offering.

(h)	Represents the estimated purchase price of the assets to be acquired by KBS REIT in connection with the acquisition of the One Madison Park Mezzanine Loan. The estimated purchase price of approximately $21.2 million, plus closing costs is anticipated to be funded from net proceeds from the issuance of approximately 2,384,213 shares of stock from KBS REIT’s public offering. Though there is no assurance that this acquisition will close, KBS REIT believes the acquisition is reasonably probable at July 3, 2007.

(i)	Represents the estimated purchase price of the assets to be acquired by KBS REIT in connection with the acquisition of Preferred Stock in Petra Fund REIT Corp. (“Petra”). The estimated purchase price of approximately $45.0 million, plus closing costs, is anticipated to be funded from proceeds from the issuance of approximately 5,070,995 shares of stock from KBS REIT’s public offering. Though there is no assurance that this acquisition will close, KBS REIT believes the acquisition is reasonably probable at July 3, 2007.

(j)	KBS REIT intends to account for the acquisition in accordance with Statement of Financial Standards No. 141, “Business Combinations,” and No. 142, “Goodwill and Other Intangibles.” The purchase price allocation is preliminary and subject to change.

(k)	Represents total acquisition costs for the Second Tribeca Mezzanine Loan and the Tribeca Senior Loan Participation as well as estimated acquisition costs for the One Madison Park Mezzanine Loan and the Preferred Stock in Petra.

KBS REAL ESTATE INVESTMENT TRUST, INC.

UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Three Months Ended March 31, 2007

(in thousands, except share amounts)

		Pro Forma Adjustments
								Q2 2007 Acquisitions and Pending Acquisitions
	KBS Real Estate Investment Trust Historical (a)	2006 Acquisitions (b)			Q1 2007 Acquisitions (c)			Royal Ridge Building			Bridgeway Technology Center			9815 Goethe Road Building			Opus National Industrial Portfolio			Second Tribeca Mezzanine Loan			Tribeca Senior Loan Participation			One Madison Park Mezzanine Loan			Preferred Stock in Petra			Pro Forma Total
Revenues:
Rental income	$6,635	$(143)	(d	)	$1,678	(d	)	$733	(d	)	$796	(d	)	$449	(d	)	$2,163	(d	)	$—			$—			$—			$—			$12,311
Tenant reimbursements	1,261	—			214	(e	)	288	(e	)	202	(e	)	22	(e	)	399	(e	)	—			—			—			—			2,386
Interest and dividend income from income from real estate investments	747	(49)			—			—			—			—			—			1,953	(f	)	471	(f	)	582	(f	)	1,238	(g	)	4,942
Parking revenues and other operating income	340	—			433	(h	)	22	(h	)	—			—			—			—			—			—			—			795

Total revenues	8,983	(192)			2,325			1,043			998			471			2,562			1,953			471			582			1,238			20,434
Expenses:
Operating, maintenance and management	1,271	—			427	(i	)	255	(i	)	90	(i	)	108	(i	)	195	(i	)	—			—			—			—			2,346
Real estate and other property-related taxes	1,202	—			211	(j	)	78	(j	)	110	(j	)	33	(j	)	250	(j	)	—			—			—			—			1,884
Asset management fees to affiliate	572	—			165	(k	)	63	(k	)	94	(k	)	30	(k	)	239	(k	)	59	(k	)	48	(k	)	39	(k	)	84	(k	)	1,393
General and administrative expenses	635	—			—			—			—			—			—			—			—			—			—			635
Depreciation and amortization	3,866	(293)	(l	)	300	(l	)	361	(l	)	405	(l	)	169	(l	)	1,056	(l	)	—			—			—			—			5,864

Total operating expenses	7,546	(293)			1,103			757			699			340			1,740			59			48			39			84			12,122
Operating income (loss)	1,437	101			1,222			286			299			131			822			1,894			423			543			1,154			8,312
Other income (expenses):
Interest expense	(3,453)	31			(505)			—			(407)	(n	)	—			(1,077)	(m	)	—			—			—			—			(5,411)
Interest income and other revenues	383	—			—			—			—			—			—			—			—			—			—			383

Total other income (expenses), net	(3,070)	31			(505)			—			(407)			—			(1,077)			—			—			—			—			(5,028)

Net income (loss)	$(1,633)	$132			$717			$286			$(108)			$131			$(255)			$1,894			$423			$543			$1,154			$3,284

Income (loss) per share, basic and diluted	$(0.10)																															$0.07

Weighted-average number of common shares, issued and outstanding	16,362,778																															46,713,758

KBS REAL ESTATE INVESTMENT TRUST, INC.

NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Three Months Ended March 31, 2007

(a)	Historical financial information derived from KBS REIT’s quarterly report on Form 10-Q as of March 31, 2007.

(b)	Represents pro forma adjustments to acquisitions for the year ended December 31, 2006. Detailed pro forma information for acquisitions during the year ended December 31, 2006 is contained in supplement no. 21 to the prospectus of KBS REIT, which is part of post-effective amendment no. 7 to KBS REIT’s registration statement filed with the SEC on April 11, 2007. Adjustments to the historical operations of KBS REIT for the year ended December 31, 2006 were to give effect to the acquisitions of the Sabal Pavilion Building, the Plaza in Clayton Building, the First Tribeca Mezzanine Loan, the Southpark Commerce Center II Buildings, the 825 University Avenue Building, and the Midland Industrial Portfolio (properties acquired during 2006) as if these assets had been acquired as of January 1, 2006. Detailed pro forma information for the Sabal Pavilion Building, the Plaza in Clayton Building and the First Tribeca Mezzanine Loan is contained in supplement no. 6 to the prospectus of KBS REIT, which is part of post-effective amendment no. 3 to KBS REIT’s registration statement filed with the SEC on October 6, 2006. Detailed pro forma information for the Southpark Commerce Center II Buildings, the 825 University Avenue Building and the Midland Industrial Portfolio is contained in supplement no. 13 to the prospectus of KBS REIT, dated January 4, 2007 and filed with the SEC on January 9, 2007.

(c)	Represents adjustments to historical operations of KBS REIT to give effect to the acquisitions of the Crescent Green Buildings, Sandmar Mezzanine Loan, 625 Second Street Building, Sabal VI Building, Park Central Mezzanine Loan and The Offices at Kensington acquired during the first quarter of 2007, as if these assets had been acquired as of January 1, 2006. Detailed pro forma information for Crescent Green Buildings, Sandmar Mezzanine Loan, 625 Second Street Building, Sabal VI Building, Park Central Mezzanine Loan and The Offices at Kensington is contained in supplement no. 21 to the prospectus of KBS REIT, which is part of post-effective amendment no. 7 to KBS REIT’s registration statement filed with the SEC on April 11, 2007.

(d)	Represents base rental income, amortization of above-market lease assets and below-market lease liabilities for the three months ended March 31, 2007. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2006. Base rent also includes the amortization of above-market and below-market leases, which is recognized over the life of the lease.

(e)	Represents operating cost reimbursements from tenants (not reflected in the historical statement of operations of KBS REIT for the three months ended March 31, 2007), based on historical operations of the previous owner.

(f)	Represents interest income from loan receivable, amortization of prepaid interest income over the term of the loan receivable, and an offset for the amortization over the term of the loan receivable of closing costs related to the acquisition of the loan receivable. Interest is earned on Second Tribeca Mezzanine Loan at a fixed rate of 25% per annum and on Tribeca Senior Loan Participation at a variable rate equal to 30-day LIBOR plus 270 basis points (average rate of 8.02% for the period) per annum, and is anticipated to be earned on One Madison Park Mezzanine Loan at a variable rate equal to 30-day LIBOR plus 611 basis points (average rate of 11.43% for the period) per annum.

(g)	Represents dividends on $45.0 million investment in preferred stock in Petra at an expected annual rate of between 11 and 12%. Though the terms of the preferred stock are still being negotiated and there is no assurance that this acquisition will close, KBS REIT believes the acquisition is reasonably probable at July 3, 2007.

(h)	Represents parking revenues and other operating income from tenants (not reflected in the historical statement of operations of KBS REIT for the three months ended March 31, 2007), based on historical operations of the previous owner.

(i)	Represents property operating expenses (not reflected in the historical statement of operations of KBS REIT for the three months ended March 31, 2007), based on historical operations of the previous owner.

(j)	Represents real estate taxes incurred by respective properties (not reflected in the historical statement of operations of KBS REIT for the three months ended March 31, 2007), based on historical operations of the previous owner.

(k)	Represents asset management fee (not reflected in the historical statement of operations of KBS REIT for the three months ended March 31, 2007) that would be due to affiliates had the assets been acquired on January 1, 2006, calculated as 0.75% of the cost of investments acquired, including acquisition fee, acquisition expenses, and any debt attributable to such investments

(l)	Represents depreciation expense (not reflected in the historical statement of operations of KBS REIT for the three months ended March 31, 2007) based on the allocation of the purchase price. Depreciation expense on the purchase price allocated to building is recognized using the straight-line method and a 39-year life. Depreciation expense on the portion of purchase price allocated to tenant improvements is recognized using the straight-line method over the life of lease. Amortization expense on lease intangible costs is recognized using the straight-line method over life of lease.

(m)	Represents interest expense incurred on an unsecured bridge loan facility of $76.4 million used to purchase the Opus National Industrial Portfolio which bears interest at a fixed rate of 125 basis points over LIBOR for the first 30 days of the term (rate of 5.64% for the period) and variable rate thereafter.
(n)	Represents interest expense incurred on the secured financing of Bridgeway Technology Center of $26.8 million at a fixed interest rate of 6.07% per annum.

KBS REAL ESTATE INVESTMENT TRUST, INC.

UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Twelve Months Ended December 31, 2006

		Pro Forma Adjustments
								Q2 2007 Acquisitions and Pending Acquisitions
	KBS Real Estate Investment Trust Historical (a)	2006 Acquisitions (b)			Q1 2007 Acquisitions (c)			Royal Ridge Building			Bridgeway Technology Center				9815 Goethe Road Building			Opus National Industrial Portfolio				Second Tribeca Mezzanine Loan			Tribeca Senior Loan Participation			One Madison Park Mezzanine Loan			Preferred Stock in Petra			Pro Forma Total
Revenues:
Rental income	$4,337	$14,262	(d	)	$12,915	(d	)	$2,905	(d	)	$3,187		(d	)	$1,794	(d	)	$8,434		(d	)	$—			$—			$—			$—			$47,834
Tenant reimbursements	524	2,415	(e	)	1,354	(e	)	1,239	(e	)	853		(e	)	77	(e	)	1,307		(e	)	—			—			—			—			7,769
Interest and dividend income from income from real estate investments	777	881	(f	)	2,327	(g	)	—			—				—			—				7,543	(g	)	1,611	(g	)	2,288	(g	)	4,950	(h	)	20,377
Parking revenues and other operating income	280	1,114	(i	)	556	(i	)	81	(i	)	—				—			2		(i	)	—			—			—			—			2,033

Total revenues	5,918	18,672			17,152			4,225			4,040				1,871			9,743				7,543			1,611			2,288			4,950			78,013
Expenses:
Operating, maintenance and management	1,080	3,270	(j	)	3,289	(j	)	1,076	(j	)	363		(j	)	415	(j	)	642		(j	)	—			—			—			—			10,135
Real estate and other property-related taxes	787	2,462	(k	)	1,298	(k	)	299	(k	)	505		(k	)	132	(k	)	873		(k	)	—			—			—			—			6,356
Asset management fees to affiliate	369	1,336	(l	)	1,262	(l	)	250	(l	)	378		(l	)	120	(l	)	957		(l	)	236	(l	)	194	(l	)	158	(l	)	338	(l	)	5,598
General and administrative expenses	1,219	—			—			—			—				—			—				—			—			—			—			1,219
Depreciation and amortization	2,538	6,981	(m	)	6,029	(m	)	1,444	(m	)	1,621		(m	)	674	(m	)	4,225		(m	)	—			—			—			—			23,512

Total operating expenses	5,993	14,049			11,878			3,069			2,867				1,341			6,697				236			194			158			338			46,820
Operating income (loss)	(75)	4,623			5,274			1,156			1,173				530			3,046				7,307			1,417			2,130			4,612			31,193
Other income (expenses):
Interest expense	(2,826)	(5,481)	(n	)	(5,618)	(o	)	—			(1,628	)(o)			—			(4,309	)(o)			—			—			—			—			(19,862)
Interest income and other revenues	330	—			—			—			—				—			—				—			—			—			—			330

Total other income (expenses), net	(2,496)	(5,481)			(5,618)			—			(1,628)				—			(4,309)				—			—			—			—			(19,532)

Net income (loss)	$(2,571)	$(858)			$(344)			$1,156			$(455)				$530			$(1,263)				$7,307			$1,417			$2,130			$4,612			$11,661

Income (loss) per share, basic and diluted	$(1.37)																																	$0.25

Weighted-average number of common shares, issued and outstanding	1,876,583																																	46,713,758

KBS REAL ESTATE INVESTMENT TRUST, INC.

NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Twelve Months Ended December 31, 2006

(a)	Historical financial information derived from KBS REIT’s Form 10-K for the year ended December 31, 2006.

(b)	Represents pro forma adjustments to acquisitions for the year ended December 31, 2006. Detailed pro forma information for acquisitions during the year ended December 31, 2006 is contained in supplement no. 21 to the prospectus of KBS REIT, which is part of post-effective amendment no. 7 to KBS REIT’s registration statement filed with the SEC on April 11, 2007. Adjustments to the historical operations of KBS REIT for the year ended December 31, 2006 were to give effect to the acquisitions of the Sabal Pavilion Building, the Plaza in Clayton Building, the First Tribeca Mezzanine Loan, the Southpark Commerce Center II Buildings, the 825 University Avenue Building, and the Midland Industrial Portfolio (properties acquired during 2006) as if these assets had been acquired as of January 1, 2006. Detailed pro forma information for the Sabal Pavilion Building, the Plaza in Clayton Building and the First Tribeca Mezzanine Loan is contained in supplement no. 6 to the prospectus of KBS REIT, which is part of post-effective amendment no. 3 to KBS REIT’s registration statement filed with the SEC on October 6, 2006. Detailed pro forma information for the Southpark Commerce Center II Buildings, the 825 University Avenue Building and the Midland Industrial Portfolio is contained in supplement no. 13 to the prospectus of KBS REIT, dated January 4, 2007 and filed with the SEC on January 9, 2007.

(c)	Represents adjustments to historical operations of KBS REIT to give effect to the acquisitions of the Crescent Green Buildings, Sandmar Mezzanine Loan, 625 Second Street Building, Sabal VI Building, Park Central Mezzanine Loan and The Offices at Kensington acquired, all during the first quarter of 2007, as if these assets had been acquired as of January 1, 2006. Detailed pro forma information for Crescent Green Buildings, Sandmar Mezzanine Loan, 625 Second Street Building, Sabal VI Building, Park Central Mezzanine Loan and The Offices at Kensington is contained in supplement no. 21 to the prospectus of KBS REIT, which is part of post-effective amendment no. 7 to KBS REIT’s registration statement filed with the SEC on April 11, 2007.

(d)	Represents base rental income, amortization of above-market lease assets and below-market lease liabilities for the year ended December 31, 2006. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2006. Base rent also includes the amortization of above-market and below-market leases, which is recognized over the life of the lease.

(e)	Represents operating cost reimbursements from tenants (not reflected in the historical statement of operations of KBS REIT for the year ended December 31, 2006), based on historical operations of the previous owner.

(f)	Represents interest income from loan receivable for the First Tribeca Mezzanine Loan (not reflected in the 2006 historical statement of operations of KBS REIT) at a variable rate equal to one-month LIBOR plus 850 basis points, provided that at no time shall the interest rate exceed 13.25% per annum. The average rate for the period was 13.23%. It also represents amortization of prepaid interest income over the term of the loan receivable, and an offset for the amortization over the term of the receivable of closing costs related to the acquisition.

(g)	Represents interest income from loan receivable, amortization of prepaid interest income over the term of loan receivable, and an offset for the amortization over the term of the loan receivable of closing costs related to the acquisition of the loan receivable. Interest is earned on Sandmar Mezzanine Loan at a fixed rate of 12.00% per annum, on the Park Central Mezzanine Loan at a variable rate equal to 30-day LIBOR plus 448 basis points (average rate of 9.61% for the period) per annum, on Second Tribeca Mezzanine Loan at a fixed rate of 25% per annum and on Tribeca Senior Participation Loan at a variable rate equal to 30-day LIBOR plus 270 basis points (average rate of 7.83% for the period) per annum and is anticipated to be earned on One Madison Park Mezzanine Loan at a variable rate equal to 30-day LIBOR plus 611 basis points (average rate of 11.24% for the period) per annum.

(h)	Represents dividends on $45.0 million investment in preferred stock in Petra at an expected annual rate of between 11 and 12%. Though the term of the preferred stock are still being negotiated and there is no assurance that this acquisition will close, KBS REIT believes the acquisition is reasonably probable at July 3, 2007.

(i)	Represents parking revenues and other operating income from tenants (not reflected in the historical statement of operations of KBS REIT for the year ended December 31, 2006), based on historical operations of the previous owner.

(j)	Represents property operating expenses (not reflected in the historical statement of operations of KBS REIT for the year ended December 31, 2006), based on historical operations of the previous owner.

(k)	Represents real estate taxes incurred by respective properties (not reflected in the historical statement of operations of KBS REIT for the year ended December 31, 2006), based on historical operations of the previous owner.

(l)	Represents asset management fee (not reflected in the historical statement of operations of KBS REIT for the year ended December 31, 2006) that would be due to affiliates had the assets been acquired on January 1, 2006, calculated as 0.75% of the cost of investments acquired, including acquisition fee, acquisition expenses, and any debt attributable to such investments.

KBS REAL ESTATE INVESTMENT TRUST, INC.

NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS (CONTINUED)

For the Twelve Months Ended December 31, 2006

(m)	Represents depreciation expense (not reflected in the historical statement of operations of KBS REIT for the year ended December 31, 2006) based on the allocation of the purchase price. Depreciation expense on the purchase price allocated to building is recognized using the straight-line method and a 39-year life. Depreciation expense on the portion of purchase price allocated to tenant improvements is recognized using the straight-line method over life of lease. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of lease.

(n)	Represents adjustments to interest expense, including amortization of loan fees related to short-term loans, assuming no mezzanine loans were secured in the purchase of properties in 2006 since the mezzanine loans have been repaid subsequent to acquisition using proceeds from the sale of stock from KBS REIT’s public offering.

(o)	Represents interest expense incurred on the following long-term loans secured to purchase respective acquisitions, including amortization of deferred financing costs:

Fixed rate loan secured by the Crescent Green Building, which bears interest at a rate of 5.18% per annum for the first two years and 5.68% thereafter.	$32,400,000
Fixed rate loan secured by the 625 Second Street Building, which bears interest at a rate of 5.85% per annum.	$33,700,000
Fixed rate loan secured by the Sabal VI Building, which bears interest at a rate of 5.14% per annum for the first two years and 5.84% thereafter.	$11,040,000
Fixed rate loan secured by The Offices at Kensington, which bears interest at a rate of 5.52% per annum.	$18,500,000
Unsecured bridge loan facility used to purchase the Opus National Industrial Portfolio, which bears interest at a fixed rate of 125 basis points over LIBOR for the first 30 days of the term (rate of 5.64% for the period) and variable rate thereafter.	$76,400,000
Fixed rate loan secured by Bridgeway Technology Center, which bears interest at a fixed rate of 6.07% per annum.	$26,824,391